[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.43

Chris Penland, Ph.D.

Cystic Fibrosis Foundation Therapeutics, Inc.

6931 Arlington Road

Bethesda, MD 20814

Dear Dr. Penland:

The purpose of this letter agreement is to amend the Study Funding Agreement, dated June 17, 2003, as amended, between the undersigned parties (the “Agreement”). By signing below, the undersigned parties agree to hereby amend the Agreement as follows:

1.	In Section 2.2 of the Agreement, the Work Plan shall be amended to include the following:

a.	“Performing pre-clinical animal experiments in a mouse model of cystic fibrosis, and

b.	Performing a phase I safety study in cystic fibrosis patients.”

2.	In Section 8.1(c) of the Agreement, [ * ] shall be replaced with [ * ].

3.	Exhibit B of the Agreement shall be replaced in its entirety with the attached Exhibit B.

All other terms and provisions of the Agreement shall remain unchanged and are in full force and effect.

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ E. Loumeau
Eric J. Loumeau Vice President, General Counsel

Agreed to and Acknowledged by:

CYSTIC FIBROSIS FOUNDATION THERAPEUTICS, INC.

By:	/s/ R. Beall
Robert J. Beall, Ph.D. President and CEO

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

BUDGET

Total Budget: $1,700,000.00

To be paid as follows:

[ * ]

Payments will be made via express mail by check payable to:

Hollis Eden Pharmaceuticals, Inc.

4435 Eastgate Mall, Suite 400

San Diego, CA 92121

Attn:	Robert Weber

Phone: 858-587-9333

Tax ID all other: